Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
OF FIRST FINANCIAL HOLDINGS, INC.
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of First Financial Holdings, Inc. (the “Corporation”) for the year ended September 30, 2006 (the “Report”).  A. Thomas Hood, President and Chief Executive Officer of the Corporation and Susan E. Baham, Chief Financial Officer of the Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

•

the information contained in the report fairly presents, in all material respects, the Corporation’s financial condition and results of operations as of the dates and for the periods presented in the financial statements included in the Report.

By:	/s/ A. Thomas Hood	By:	/s/ Susan E. Baham

	A. Thomas Hood		Susan E. Baham
	Chief Executive Officer		Chief Financial Officer

Dated: December 14, 2006		Dated: December 14, 2006